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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                             Securities Exchange Act

        Date of Report (Date of earliest event reported): August 9, 2002


                    Burlington Northern Santa Fe Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-11535                                               41-1804964
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)


                2650 Lou Menk Drive, Fort Worth, Texas 76131-2830
               (Address of Principal Executive Offices) (Zip Code)


                                 (817) 352-4813
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
          (Former Name or Former Address, If Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

             See Exhibits Index included herewith.

Item 9. Regulation FD Disclosure.

     On August 9, 2002, each of the principal executive officer and the principal financial officer of Burlington Northern Santa Fe Corporation submitted to the Securities and Exchange Commission a statement under oath in the Form of Exhibit A to Commission Order No. 4-460 issued June 27, 2002. The sworn statements are attached as Exhibits 99.1 and 99.2 and are incorporated by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BURLINGTON NORTHERN SANTA FE
                                            CORPORATION
                                            (Registrant)



Date: August 9, 2002                 By: /s/ Thomas N. Hund
                                                (Signature)
                                                Thomas N. Hund
                                                Executive Vice President and
                                                Chief Financial Officer

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                    BURLINGTON NORTHERN SANTA FE CORPORATION

                                INDEX OF EXHIBITS

Exhibit
Number      Description
-------     -----------
99.1        Statement Under Oath of Principal Executive Officer dated August 9, 2002.

99.2        Statement Under Oath of Principal Financial Officer dated August 9, 2002.